SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 17, 2008


                        SOUTHCOAST FINANCIAL CORPORATION




Incorporated under the      Commission File No. 0-25933      I.R.S. Employer
laws of South Carolina                                     Identification No.
                                                                57-1079460




                           530 Johnnie Dodds Boulevard

                       Mt. Pleasant, South Carolina 29464

                            Telephone: (843) 884-0504

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

     Please see Exhibit 99.1 for the Registrant's year end and fourth quarter 2007 earnings release.

Item 7.01 Regulation FD Disclosure.

     Please see Exhibit 99.2 for the Registrant's press release regarding its planned stock buy back program.

Item 9.01   Financial Statements and Exhibits

(c)  Exhibit 99.1  Registrant's Year End and Fourth Quarter 2007 Earnings
                   Release

     Exhibit 99.2 Registrant's Press Release Regarding Its Planned Stock Buy Back Program.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SOUTHCOAST FINANCIAL CORPORATION
                                    (Registrant)



Date:  January 22, 2008             By: /s/ William C. Heslop
                                    --------------------------------------------
                                    William C. Heslop
                                    Senior Vice President and Chief Financial
                                    Officer

                                  EXHIBIT INDEX

     Exhibit 99.1  Registrant's Year End and Fourth Quarter 2007 Earnings
                   Release

     Exhibit 99.2 Registrant's Press Release Regarding Its Planned Stock Buy Back Program.